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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.   20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 10, 2000
                                                        -------------------

                    Innovative Solutions and Support, Inc.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                       0-31157        23-2507402
---------------------------------------    -------    ---------------------
(State or other jurisdiction             (Commission   (I.R.S. Employer
     of incorporation)                   File Number)  Identification No.)

   420 Lapp Road, Malvern, Pennsylvania                          19355
------------------------------------------                ------------------
(Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code:  (610) 889-9898
                                                           --------------
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ITEM 5.  OTHER EVENTS

          On August 10, 2000, the Registrant issued a press release, a copy of which is attached to this Form 8-K as Exhibit 99 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

            99      Press release dated August 10, 2000.
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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 10, 2000          INNOVATIVE SOLUTIONS AND SUPPORT, INC.


                                 By: /s/ James J. Reilly
                                    --------------------------------------
                                      Name:  James J. Reilly
                                      Title: Chief Financial Officer